Exhibit 99.1

eGain Reports Fiscal 2023 Third Quarter Financial Results

Q3 Revenue Within and Non-GAAP Net Income Above Guidance Range

Sunnyvale, CA (May 11, 2023) – eGain (Nasdaq: EGAN), a leading knowledge platform for customer engagement, today announced financial results for its fiscal 2023 third quarter ended March 31, 2023.

“Our North America renewal and expansion rates remained strong during the quarter,” said Ashu Roy, eGain’s CEO. “Despite the market slowdown, we signed several new customers near the end of the quarter, and expense controls enabled us to deliver bottom-line results that exceeded our guidance and street consensus.”

Fiscal 2023 Third Quarter Financial Highlights

●	Total revenue was $23.0 million, down 4% year over year (down 1% in constant currency).
●	SaaS revenue was $20.9 million, up 1% year over year (up 3% in constant currency).
●	GAAP net loss was $372,000, or $0.01 per share on a basic and diluted basis, compared to a GAAP net loss of $615,000, or $0.02 per share on a basic and diluted basis, in Q3 2022.
●	Non-GAAP net income was $1.1 million, or $0.03 per share on a basic and diluted basis, compared to non-GAAP net income of $2.4 million, or $0.08 per share on a basic basis and $0.07 per share on a diluted basis, in Q3 2022.
●	Cash provided by operations was $905,000, or an operating cash flow margin of 4%.
●	Total cash and cash equivalents were $81.3 million, compared to $70.5 million in Q3 2022.
●	Total shares purchased through repurchase program was approximately 145,000 at an average cost per share of $7.57, totaling $1.1 million.

Fiscal 2023 First Nine Months Financial Highlights

●	Total revenue was $73.4 million, up 7% year over year (up 11% in constant currency).
●	SaaS revenue was $66.9 million, up 11% year over year (up 14% in constant currency).
●	GAAP net loss was $492,000, or $0.02 per share on a basic and diluted basis, compared to GAAP net loss of $890,000, or $0.03 per share on a basic and diluted basis in Q3 2022.
●	Non-GAAP net income was $4.8 million, or $0.15 per share on a basic and diluted basis, compared to non-GAAP net income of $8.0 million, or $0.26 per share on a basic basis and $0.25 per share on a diluted basis in Q3 2022.
●	Cash provided from operations was $9.1 million, or an operating cash flow margin of 12%.

Fiscal 2023 Fourth Quarter Financial Guidance

For the fourth quarter of fiscal 2023 ending June 30, 2023, eGain expects:

●	Total revenue of between $23.4 million to $24.0 million.
●	Non-GAAP total revenue, adjusted for constant currency, of between $23.4 million to $24.0 million.
●	GAAP net income of $400,000 to $900,000, or $0.01 to $0.03 per share.
o	Includes stock-based compensation expense of approximately $1.5 million.
o	Includes depreciation and amortization of approximately $125,000.
●	Non-GAAP net income of $1.9 million to $2.4 million, or $0.06 to $0.07 per share.

Fiscal 2023 Financial Guidance

For the fiscal 2023 full year ending June 30, 2023, eGain expects:

●	Total revenue of between $96.8 million to $97.4 million.
●	Non-GAAP total revenue, adjusted for constant currency, of between $99.2 million to $99.8 million.
●	GAAP net loss of $300,000 to GAAP net income of $200,000, or $(0.01) to $0.01 per share.
o	Includes stock-based compensation expense of approximately $6.8 million.
o	Includes depreciation and amortization of approximately $600,000.
●	Non-GAAP net income of $6.5 million to $7.0 million, or $0.20 to $0.21 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 32.5 million for the fourth quarter of fiscal 2023 and 32.8 million for the full fiscal year 2023.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including non-GAAP total revenue that is only adjusted for constant currency to provide better visibility into the underlying business trends and non-GAAP net income. The non-GAAP net income measure is adjusted for stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our income tax provision and believes the change in our income tax provision would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this presentation includes eGain’s projected non-GAAP total revenue, a non-GAAP measure used to describe eGain’s expected performance. We have not presented a reconciliation of this non-GAAP measure to eGain’s projected total revenue, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2023 third quarter results today via teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 844 481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 1400048.

About eGain

eGain Knowledge Hub automates and orchestrates customer engagement across touch points. Powered by AI and analytics, our secure cloud solution delivers personalized digital-first experiences, quick business value, and easy innovation. Visit www.egain.com for more info.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the fourth quarter of fiscal 2023 and fiscal 2023 full year ending June 30, 2023; and our market opportunity. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fourth quarter of fiscal 2023 and fiscal 2023 full year ending June 30, 2023. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, financial condition, and prospects from the COVID-19 pandemic and related economic downturns, including but not limited to, its effect on customer demand for our products and services and the impact of potential delays in customer payments; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2022 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	March 31,	June 30,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$81,306	$72,173
Restricted cash	7	7
Accounts receivable, less allowance for doubtful accounts of $169 and $123 as of March 31, 2023 and June 30, 2022, respectively	10,214	26,961
Costs capitalized to obtain revenue contracts, net	1,359	1,487
Prepaid expenses	2,614	2,612
Other current assets	1,083	895
Total current assets	96,583	104,135
Property and equipment, net	676	831
Operating lease right-of-use assets	3,086	3,850
Costs capitalized to obtain revenue contracts, net of current portion	2,561	3,136
Goodwill	13,186	13,186
Other assets, net	1,157	871
Total assets	$117,249	$126,009

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,495	$1,706
Accrued compensation	7,387	8,708
Accrued liabilities	5,505	4,926
Operating lease liabilities	967	1,044
Deferred revenue	35,106	45,638
Total current liabilities	50,460	62,022
Deferred revenue, net of current portion	2,225	3,785
Operating lease liabilities, net of current portion	1,906	2,537
Other long-term liabilities	818	808
Total liabilities	55,409	69,152

Stockholders' equity:
Common stock, par value $0.001 - authorized: 60,000 shares; outstanding: 32,022 and 31,930 shares as of March 31, 2023 and June 30, 2022, respectively.	32	32
Additional paid-in capital	399,548	393,157
Treasury stock, at cost: 145 and 0 common shares as of March 31, 2023 and June 30, 2022, respectively.	(1,101)	—
Notes receivable from stockholders	(96)	(95)
Accumulated other comprehensive loss	(2,501)	(2,687)
Accumulated deficit	(334,042)	(333,550)
Total stockholders' equity	61,840	56,857
Total liabilities and stockholders' equity	$117,249	$126,009

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2023	2022	2023	2022
Revenue:
Subscription	$20,980	$21,728	$67,517	$63,179
Professional services	2,033	2,176	5,859	5,268
Total revenue	23,013	23,904	73,376	68,447
Cost of revenue:
Cost of subscription	5,393	3,803	13,795	10,811
Cost of professional services	2,202	2,734	6,834	7,125
Total cost of revenue	7,595	6,537	20,629	17,936
Gross profit	15,418	17,367	52,747	50,511
Operating expenses:
Research and development	6,687	6,193	20,749	17,988
Sales and marketing	6,837	8,693	25,191	24,252
General and administrative	2,406	2,957	7,776	8,687
Total operating expenses	15,930	17,843	53,716	50,927
Loss from operations	(512)	(476)	(969)	(416)
Interest income	818	3	1,633	7
Other (expense) income, net	(245)	200	20	182
Income (Loss) before income tax provision	61	(273)	684	(227)
Provision for income taxes	(433)	(342)	(1,176)	(663)
Net loss	$(372)	$(615)	$(492)	$(890)
Per share information:
Loss per share:
Basic	$(0.01)	$(0.02)	$(0.02)	$(0.03)
Diluted	$(0.01)	$(0.02)	$(0.02)	$(0.03)
Weighted-average shares used in computation:
Basic	32,122	31,647	32,024	31,451
Diluted	32,122	31,647	32,024	31,451

Summary of stock-based compensation included in costs and expenses above:
Cost of revenue	$371	$825	$1,213	$2,349
Research and development	509	783	1,633	2,310
Sales and marketing	174	580	997	1,840
General and administrative	393	820	1,440	2,437
Total stock-based compensation	$1,447	$3,008	$5,283	$8,936

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2023	2022	2023	2022
Loss from operations	$(512)	$(476)	$(969)	$(416)
Add:
Stock-based compensation	1,447	3,008	5,283	8,936
Non-GAAP income from operations	$935	$2,532	$4,314	$8,520

Net loss	$(372)	$(615)	$(492)	$(890)
Add:
Stock-based compensation	1,447	3,008	5,283	8,936
Non-GAAP net income	$1,075	$2,393	$4,791	$8,046
Per share information:
Non-GAAP earnings per share:
Basic	$0.03	$0.08	$0.15	$0.26
Diluted	$0.03	$0.07	$0.15	$0.25
Weighted-average shares used in computation:
Basic	32,122	31,647	32,024	31,451
Diluted	32,968	32,932	32,909	32,827

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2023	2022
Revenue:
SaaS revenue	$20,854	$20,686	1%	3%
Legacy revenue	126	1,042	(88%)	(87%)
GAAP subscription	20,980	21,728	(3%)	(1%)
GAAP professional services	2,033	2,176	(7%)	(5%)
Total GAAP revenue	$23,013	$23,904	(4%)	(1%)

SaaS and professional services revenue:
SaaS revenue	$20,854	$20,686	1%	3%
Professional Services	2,033	2,176	(7%)	(5%)
Total SaaS and professional services revenue	$22,887	$22,862	0%	2%

Cost of Revenue:
GAAP subscription	$5,393	$3,803
Non-GAAP subscription	$5,393	$3,803

GAAP professional services	$2,202	$2,734
Add back:
Stock-based compensation	(371)	(825)
Non-GAAP professional services	$1,831	$1,909

GAAP total cost of revenue	$7,595	$6,537
Add back:
Stock-based compensation	(371)	(825)
Non-GAAP total cost of revenue	$7,224	$5,712	26%	29%

Gross Profit:
Non-GAAP subscription	$15,587	$17,925
Non-GAAP professional services	202	267
Non-GAAP gross profit	$15,789	$18,192	(13%)	(11%)

Operating expenses:
GAAP research and development	$6,687	$6,193
Add back:
Stock-based compensation expense	(509)	(783)
Non-GAAP research and development	$6,178	$5,410	14%	17%

GAAP sales and marketing	$6,837	$8,693
Add back:
Stock-based compensation expense	(174)	(580)
Non-GAAP sales and marketing	$6,663	$8,113	(18%)	(15%)

GAAP general and administrative	$2,406	$2,957
Add back:
Stock-based compensation expense	(393)	(820)
Non-GAAP general and administrative	$2,013	$2,137	(6%)	(3%)

GAAP operating expenses	$15,930	$17,843
Add back:
Stock-based compensation expense	(1,076)	(2,183)
Non-GAAP operating expenses	$14,854	$15,660	(5%)	(2%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Nine Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2023	2022
Revenue:
SaaS revenue	$66,911	$60,331	11%	14%
Legacy revenue	606	2,848	(79%)	(74%)
GAAP subscription	67,517	63,179	7%	10%
GAAP professional services	5,859	5,268	11%	15%
Total GAAP revenue	$73,376	$68,447	7%	11%

SaaS and professional services revenue:
SaaS revenue	$66,911	$60,331	11%	14%
Professional Services	5,859	5,268	11%	15%
Total SaaS and professional services revenue	$72,770	$65,599	11%	14%

Cost of Revenue:
GAAP subscription	$13,795	$10,811
Non-GAAP subscription	$13,795	$10,811

GAAP professional services	$6,834	$7,125
Add back:
Stock-based compensation	(1,213)	(2,349)
Non-GAAP professional services	$5,621	$4,776

GAAP total cost of revenue	$20,629	$17,936
Add back:
Stock-based compensation	(1,213)	(2,349)
Non-GAAP total cost of revenue	$19,416	$15,587	25%	28%

Gross Profit:
Non-GAAP subscription	$53,722	$52,368
Non-GAAP professional services	238	492
Non-GAAP gross profit	$53,960	$52,860	2%	6%

Operating expenses:
GAAP research and development	$20,749	$17,988
Add back:
Stock-based compensation expense	(1,633)	(2,310)
Non-GAAP research and development	$19,116	$15,678	22%	25%

GAAP sales and marketing	$25,191	$24,252
Add back:
Stock-based compensation expense	(997)	(1,840)
Non-GAAP sales and marketing	$24,194	$22,412	8%	11%

GAAP general and administrative	$7,776	$8,687
Add back:
Stock-based compensation expense	(1,440)	(2,437)
Non-GAAP general and administrative	$6,336	$6,250	1%	4%

GAAP operating expenses	$53,716	$50,927
Add back:
Stock-based compensation expense	(4,070)	(6,587)
Non-GAAP operating expenses	$49,646	$44,340	12%	15%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.